UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2017

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Commission file number: 001-31343

Wisconsin	39-1098068
(State of incorporation)	(I.R.S. Employer Identification No.)

Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip Code)

(920) 491-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On July 20, 2017, Associated Banc-Corp, a Wisconsin corporation (“Associated”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bank Mutual Corporation, a Wisconsin corporation (“Bank Mutual”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Bank Mutual will merge with and into Associated (the “Merger”), with Associated as the surviving corporation in the Merger. Following the Merger, Bank Mutual’s wholly owned bank subsidiary will merge with and into Associated’s wholly owned bank subsidiary, Associated Bank, N.A. (the “Bank Merger”), with Associated Bank, N.A. as the surviving corporation in the Bank Merger. The Merger Agreement was unanimously approved by the board of directors of each of Associated and Bank Mutual.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Bank Mutual shareholders will have the right to receive 0.422 fully paid and nonassessable shares of common stock, par value $0.01 per share, of Associated (“Associated Common Stock”) for each share of common stock, par value $0.01 per share, of Bank Mutual (“Bank Mutual Common Stock”).

At the Effective Time, outstanding restricted shares of Bank Mutual Common Stock will vest in accordance with their terms and each will be converted into 0.422 shares of Associated Common Stock. In addition, at the Effective Time, outstanding Bank Mutual stock options will vest in accordance with their terms and be converted into options to purchase Associated Common Stock, with the number of shares and exercise price adjusted to reflect the transaction in accordance with the terms of the Merger Agreement.

The Merger Agreement contains customary representations and warranties from both Associated and Bank Mutual, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and, in the case of Bank Mutual, its obligation, subject to certain exceptions, to recommend that its shareholders adopt the Merger Agreement and its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including, among others, (1) the adoption of the Merger Agreement by Bank Mutual’s shareholders, (2) authorization for listing on the New York Stock Exchange of the shares of Associated Common Stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the Associated Common Stock to be issued in the Merger, (4) the absence of any injunction, order or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal, (5) the absence of any pending actions or proceedings brought by a government entity seeking an injunction or order that would restrain or prevent the completion of the Merger and (6) the receipt of required regulatory approvals, including the approval of the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Wisconsin Department of Financial Institutions. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Associated and Bank Mutual and further provides that a termination fee of $17,000,000 will be payable by Bank Mutual to Associated upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by the schedules to the Merger Agreement and other confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Associated or Bank Mutual, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Associated, Bank Mutual, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Bank Mutual and a prospectus of Associated, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Associated and Bank Mutual make with the Securities and Exchange Commission (“SEC”).

Item 8.01.	Other Events.

Simultaneous with the execution of the Merger Agreement, each of Associated and Bank Mutual entered into voting and support agreements (collectively, the “Voting and Support Agreements”) with each of the directors of Bank Mutual in their individual capacities, in which each such shareholder agreed, on the terms and subject to the conditions set forth therein, to vote the shares of Bank Mutual Common Stock owned beneficially or of record by him or her in favor of the Merger and against any proposal made in competition with the Merger, as well as certain other customary restrictions with respect to the voting and transfer of his or her shares of Bank Mutual Common Stock. The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Support Agreements, a form of which is filed as Exhibit 99.1 hereto (and is included as Exhibit B to the Merger Agreement) and is incorporated herein by reference.

*        *        *

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain the required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Associated nor Bank Mutual assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Associated or Bank Mutual anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Associated’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Bank Mutual’s Annual Report on Form 10-K, those disclosed in Associated’s and Bank Mutual’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction may not materialize in the time frame expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Associated’s and Bank Mutual’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 will be, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, Associated and Bank Mutual claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Associated and Bank Mutual annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, Associated will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Bank Mutual and a Prospectus of Associated, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF BANK MUTUAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Associated and Bank Mutual, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Associated Banc-Corp at www.associatedbank.com under the heading “About” and then under the heading “Investor Relations” and then under “SEC Filings” or from Bank Mutual Corporation at www.bankmutual.com/bank-mutual-corporation/. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Associated Banc-Corp, 433 Main Street, Green Bay, Wisconsin 54301, Attention: Investor Relations, Telephone: (920) 491-7059 or to Bank Mutual Corporation, 4949 West Brown Deer Road, Milwaukee, Wisconsin 53223, Attention: Michael Dosland, Telephone: (414) 354-1500.

Participants in the Solicitation

Associated, Bank Mutual, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Associated’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 14, 2017, and certain of its Current Reports on Form 8-K.

Information regarding Bank Mutual’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 8, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1†	Agreement and Plan of Merger, dated as of July 20, 2017, by and between Associated Banc-Corp and Bank Mutual Corporation

99.1	Form of Voting and Support Agreement

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Associated hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

By:	/s/ Randall J. Erickson
Name:	Randall J. Erickson
Title:	General Counsel

Date: July 26, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1†	Agreement and Plan of Merger, dated as of July 20, 2017, by and between Associated Banc-Corp and Bank Mutual Corporation

99.1	Form of Voting and Support Agreement

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Associated hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.